Pega’s Path to 40 PegaWorld 2018 Ken Stillwell | Chief Administrative Officer, Chief Financial Officer, and SVP Exhibit 99.1

Safe Harbor Statement Certain statements contained in this presentation may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the industry and markets in which we operate, and management’s beliefs and assumptions. In addition, other written or oral statements that constitute forward-looking statements may be made by us or on our behalf. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “estimate,” “may,” “target,” “strategy,” “is intended to,” “project,” “guidance,” “likely,” “usually,” “growth,” “growing,” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Factors that could cause the Company’s results to differ materially from those expressed in forward-looking statements are contained in the Company’s press release announcing its Q1 2018 earnings and in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2017 and other recent filings with the SEC. Investors are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved. Although subsequent events may cause our view to change, except as required by applicable law, we do not undertake and specifically disclaim any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures, and the material limitations on the usefulness of these measures, see the disclosures included in the appendix of this presentation. © 2018 Pegasystems Inc.

All financial information, post 2015 on an annual basis and post 2016 on a quarterly basis, has been prepared in accordance with the new revenue recognition standard (ASC 606). All previous periods shown were prepared in accordance with the legacy revenue recognition standards that predated ASC 606. For clarity, 2016 quarterly results and any full year or quarterly results for periods prior to full year 2016 are prepared in accordance with the legacy revenue recognition standards that predated ASC 606. Refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 for additional information on our adoption of ASC 606. Adoption of ASC 606 © 2018 Pegasystems Inc.

Total Addressable Market 10 Year CAGR – 12% Customer Service 10 Year CAGR – 14% Marketing 10 Year CAGR – 13% Sales 10 Year CAGR – 10% Continuing to Execute Against a Large and Growing Market FY 13 $18B FY 16 $26B FY 18 $32B FY 22 $50B Data source: IDC Semiannual Software Tracker Publication Date: May 11, 2018 2017 H2 Forecast Release © 2018 Pegasystems Inc.

Continuing Top Line Growth Total GAAP Revenues (millions) *Includes $35M Renewal Revenue for years 2016-2018 are under ASC 606, all other periods are under ASC 605 © 2018 Pegasystems Inc $853 $888

2017 GAAP Revenue – Recast Under ASC 606 Term revenue represents the most significant change between 606 and 605 (In millions) Q1 Q2 Q3 Q4 FY 17 Perpetual $38 $31 $13 $51 $133 Term 89 20 40 57 206 Cloud 10 13 13 15 51 Maintenance 59 59 62 62 242 Consulting & Training 60 63 63 70 256 Total GAAP Revenue $256 $186 $191 $255 $888 * *Includes $35M Renewal © 2018 Pegasystems Inc.

Tracking with Market movement to recurring over the Next 5 Years Total Revenues (millions) *Includes $35M Renewal Recurring Revenue Non-Recurring Revenue ~1,600 Actual Estimate Revenue for years 2016-2018 are under ASC 606, all other periods are under ASC 605 © 2018 Pegasystems Inc. 57% 54% 50% 50% 46% 44% 44% 30% 43% 46% 50% 50% 54% 56% 56% 70% 462 509 590 683 762 888 950 2012 2013 2014 2015 2016 2017* 2018 Guidance 2022 Target

Continuing ACV Growth – Q1 Compare In Millions *2016 Maintenance ACV is calculated using ASC 605 Maintenance Revenue ~$1,300 ~$850 ~$450 * © 2018 Pegasystems Inc.

Q1 ACV Equivalent Growth In millions Q1 17 Q1 18 YoY Change in Term and Cloud ACV $8 $20 132% Perpetual ACV Equivalent Growth $11 $7 (39%) ACV Equivalent Growth* $19 $27 36% Change in Term and Cloud ACV – For a given quarter, the increase in ACV as of the end of such quarter as compared to ACV at the end of the immediately preceding quarter. Perpetual ACV Equivalent – Quarterly perpetual revenue divided by a conversion factor of 3.5, which approximates the value of an equivalent term arrangement. © 2018 Pegasystems Inc *ACV Equivalent Growth is the sum of the Change in Term and Cloud ACV plus the Perpetual ACV Equivalent Growth

Growing Recurring Contribution Mix of ACV Equivalents Years 2016-2018 are under ASC 606, all other periods are under ASC 605 © 2018 Pegasystems Inc.

Growing Cloud Business – Full Year and Q1 Compares Revenues (millions) Years 2016-2018, and Quarters 1Q17 and 1Q18 are under ASC 606, all other periods are under ASC 605 © 2018 Pegasystems Inc.

Still Tracking to "Rule of 40"

	2017	2022 Target
Revenue Growth	16%	~15-17%
GAAP Operating Margin	10%	
Non-GAAP Operating Margin	18%	~23-25%
Cloud Revenue Growth	~25%	~35%
Cloud Margin	~50%	~70%

Rule of 40": Trailing Twelve Month Non-GAAP Operating Margin excluding GAAP Depreciation expense plus Trailing Twelve Month Non-GAAP Revenue Growth with a goal for the Company to meet or exceed 40.

PEGA
© 2018 Pegasystems Inc.
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New Revenue Standard (ASC 606) Principles-based model Identify the contract with the customer Identify the separate performance obligations in the contract Determine the transaction price Allocate the transaction price to the separate performance obligations Recognize revenue when (or as) the entity satisfies a performance obligation Step 1 Step 2 Step 3 Step 4 Step 5 © 2018 Pegasystems Inc.

Revenue and Sales Commission Treatment Comparison ASC 605 ASC 606 Perpetual Upfront Upfront Term As Invoices Due Upfront Cloud Ratable Ratable Sales Commission Upfront Over time © 2018 Pegasystems Inc.

Example: Three Year Term License – $1M per Year © 2018 Pegasystems Inc.

Mix Impact Example Total Contract Deal values $300, assumes 3 year duration for term and cloud deals Impact of Cloud Shift 33% 50% © 2018 Pegasystems Inc.

APPENDIX

Recurring Revenue: Includes Term License, Maintenance and Cloud Revenue Non-Recurring Revenue: Includes Perpetual License, Consulting and Training Revenue ACV, as of a given date, is the sum of the following two components: The sum of the annual value of each term and cloud contract in effect on such date, with the annual value of a term or cloud contract being equal to the total value of the contract divided by the total number of years of the contract. Maintenance revenue reported for the quarter ended on such date, multiplied by four. ACV Equivalent Growth, is the sum of the following two components: Change in Term and Cloud ACV: For a given quarter, the increase in ACV as of the end of such quarter as compared to ACV as of the end of the immediately preceding quarter. Perpetual ACV Equivalent: Quarterly perpetual revenue divided by a conversion factor of 3.5, which approximates the value of an equivalent term arrangement. “Rule of 40”: Trailing Twelve Month Non-GAAP Operating Margin excluding GAAP Depreciation expense plus Trailing Twelve Month Non-GAAP Revenue Growth with a goal for the Company to meet or exceed 40. Glossary © 2018 Pegasystems Inc.

Appendix - ASC 606 Recast Results (millions) Three Months Ended: Previously Reported Adjustments As Adjusted Previously Reported Adjustments As Adjusted March 31, 2017 June 30, 2017 Perpetual $38,680 ($781 ) $37,899 $30,255 $1,042 $31,297 Term 53,710 35,399 89,109 30,782 (10,929) 19,853 Maintenance 58,965 (252) 58,713 59,590 (166) 59,424 Cloud 10,827 (425) 10,402 12,733 (208) 12,525 Consulting and training 61,065 (879) 60,186 64,620 (1,123) 63,497 Total Revenue $223,247 $33,062 $256,309 $197,980 ($11,384 ) $186,596 September 30, 2017 December 31, 2017 Perpetual $20,115 ($7,492 ) $12,623 $52,769 ($1,705 ) $51,064 Term 21,678 18,933 40,611 40,345 16,493 56,838 Maintenance 62,204 (392) 61,812 63,588 (1,217) 62,371 Cloud 13,354 (74) 13,280 14,978 (88) 14,890 Consulting and training 62,464 167 62,631 67,860 1,582 69,442 Total Revenue $179,815 $11,142 $190,957 $239,540 $15,065 $254,605 © 2018 Pegasystems Inc.

Twelve Months Ended: Previously Reported Adjustments As Adjusted Previously Reported Adjustments As Adjusted December 31, 2017 December 31, 2016 Perpetual $141,819 ($8,936 ) $132,883 $147,529 ($2,476 ) $145,053 Term 146,515 59,896 206,411 132,466 19,765 152,231 Maintenance 244,347 (2,027) 242,320 220,336 (1,701) 218,635 Cloud 51,892 (795) 51,097 41,438 (791) 40,647 Consulting and training 256,009 (253) 255,756 208,497 (2,834) 205,663 Total Revenue $840,582 $47,885 $888,467 $750,266 $11,963 $762,229 Appendix - ASC 606 Recast Results (millions) © 2018 Pegasystems Inc.

FY 2017 GAAP revenue $888 Large term license renewal (35) Revenue excluding large renewal (Non-GAAP) $853 Appendix - Reconciliation of Selected GAAP Measures to Non-GAAP Measures (millions) To supplement our financial results presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), the Company provides non-GAAP measures, including in this presentation. Pegasystems’ management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, for making operating decisions, and for forecasting and planning for future periods. The Company’s annual financial plan is prepared on both a GAAP and non-GAAP basis, and both are approved by our board of directors. In addition, and as a consequence of the importance of these measures in managing the business, the Company uses non-GAAP measures and financial performance results in the evaluation process to establish management’s compensation. The non-GAAP measures exclude the effects of certain business combination accounting entries, stock-based compensation expense, amortization of intangible assets, acquisition-related and restructuring expenses, and certain other adjustments. The Company believes these non-GAAP measures are helpful in understanding its past financial performance and its anticipated future results. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Our non-GAAP financial measures reflect adjustments based on the following items: Amortization of intangible assets: We have excluded the amortization expense of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and are expected to contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods. Stock-based compensation: We have excluded stock-based compensation expense from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expense. FY 2017 GAAP Revenue $888 % of Revenue GAAP income from operations $94 10 % Amortization of Intangibles 12 Stock-based compensation 53 Non-GAAP income from operations $159 18% © 2018 Pegasystems Inc.